Exhibit 24
        Power of Attorney, including resolutions of the board of directors.

                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and Officers of ASHLAND INC., a Kentucky corporation, which is about to file a Registration Statement on Form S-3 for the registration of up to 296,385 shares of Ashland Common Stock with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints JAMES J. O'BRIEN, DAVID L. HAUSRATH and LINDA L. FOSS, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act without the others to sign and file such Registration Statement and the exhibits thereto and any and all other documents in connection therewith, and any such amendments thereto, with the Securities and Exchange Commission, and to do and perform any and all acts and things requisite and necessary to be done in connection with the foregoing as fully as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated:  November 7, 2002

/s/ James J. O'Brien                            /s/ Mannie L. Jackson
---------------------------------------         -------------------------------
James J. O'Brien, Chairman of the Board         Mannie L. Jackson, Director
and Chief Executive Officer

/s/ J. Marvin Quin                              /s/ Patrick F. Noonan
--------------------------------------          -------------------------------
J. Marvin Quin, Senior Vice President           Patrick F. Noonan, Director
and Chief Financial Officer

/s/ Kenneth L. Aulen                            /s/ William L. Rouse
--------------------------------------          -------------------------------
Kenneth L. Aulen, Administrative                William L. Rouse, Jr., Director
Vice President,Controller and
Principal Accounting Officer

/s/ Samuel C. Butler                            /s/ Michael J. Ward
-------------------------------------           -------------------------------
Samuel C. Butler, Director                      Michael J. Ward, Director

/s/ Frank C. Carlucci
-------------------------------------
Frank C. Carlucci, Director

/s/ Ernest H. Drew
-------------------------------------
Ernest H. Drew, Director

/s/ James B. Farley
-------------------------------------
James B. Farley, Director

/s/ Bernadine P. Healy
-------------------------------------
Bernadine P. Healy, Director

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and Officers of ASHLAND INC., a Kentucky corporation, which is about to file a Registration Statement on Form S-3 for the registration of up to 296,385 shares of Ashland Common Stock with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints JAMES J. O'BRIEN, DAVID L. HAUSRATH and LINDA L. FOSS, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act without the others to sign and file such Registration Statement and the exhibits thereto and any and all other documents in connection therewith, and any such amendments thereto, with the Securities and Exchange Commission, and to do and perform any and all acts and things requisite and necessary to be done in connection with the foregoing as fully as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated:  November 26, 2002

/s/ Roger W. Hale
-----------------------
Roger W. Hale, Director

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and Officers of ASHLAND INC., a Kentucky corporation, which is about to file a Registration Statement on Form S-3 for the registration of up to 296,385 shares of Ashland Common Stock with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints JAMES J. O'BRIEN, DAVID L. HAUSRATH and LINDA L. FOSS, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act without the others to sign and file such Registration Statement and the exhibits thereto and any and all other documents in connection therewith, and any such amendments thereto, with the Securities and Exchange Commission, and to do and perform any and all acts and things requisite and necessary to be done in connection with the foregoing as fully as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated:  November 22, 2002

/s/ Jane C. Pfeiffer
--------------------------
Jane C. Pfeiffer, Director

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and Officers of ASHLAND INC., a Kentucky corporation, which is about to file a Registration Statement on Form S-3 for the registration of up to 296,385 shares of Ashland Common Stock with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints JAMES J. O'BRIEN, DAVID L. HAUSRATH and LINDA L. FOSS, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act without the others to sign and file such Registration Statement and the exhibits thereto and any and all other documents in connection therewith, and any such amendments thereto, with the Securities and Exchange Commission, and to do and perform any and all acts and things requisite and necessary to be done in connection with the foregoing as fully as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated:  May 15, 2003

/s/ George A. Schaefer
---------------------------------
George A. Schaefer, Jr., Director

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and Officers of ASHLAND INC., a Kentucky corporation, which is about to file a Registration Statement on Form S-3 for the registration of up to 296,385 shares of Ashland Common Stock with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints JAMES J. O'BRIEN, DAVID L. HAUSRATH and LINDA L. FOSS, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act without the others to sign and file such Registration Statement and the exhibits thereto and any and all other documents in connection therewith, and any such amendments thereto, with the Securities and Exchange Commission, and to do and perform any and all acts and things requisite and necessary to be done in connection with the foregoing as fully as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated:  November 20, 2002

/s/ Theodore M. Solso
---------------------------
Theodore M. Solso, Director

                               CERTIFICATION

The undersigned certifies that he is an Assistant Secretary of ASHLAND INC. ("ASHLAND"), a Kentucky corporation, and that, as such, he is authorized to execute this Certificate on behalf of ASHLAND and further certifies that attached are true and correct copies of excerpts from the minutes of a meeting of the Board of Directors of ASHLAND duly called, convened, and held on September 19, 2002 at which a quorum was present and acting throughout.

IN WITNESS WHEREOF, I have signed and sealed this Certification this 20th day of May 2003.




                                             /s/ Richard P. Thomas
                                             ----------------------------------
                                             Richard P. Thomas
                                             Vice President and Secretary

                                EXCERPT FROM

                                ASHLAND INC.

                   MINUTES OF BOARD OF DIRECTORS' MEETING

                             SEPTEMBER 19, 2002

                    GRANT OF STOCK OPTIONS TO EMPLOYEES
                     OF MARATHON ASHLAND PETROLEUM LLC
                      AND CERTAIN OF ITS SUBSIDIARIES

RESOLVED, that approval is hereby granted to issue 213,600 non-qualified Ashland Inc. stock options to 425 individuals employed by Marathon Ashland Petroleum LLC ("MAP") to purchase Ashland Common Stock, at an exercise price equal to the closing price on the New York Stock Exchange composite tape on September 19, 2002 (which price was subsequently determined to be $28.13 per share) under the terms set forth in the Ashland Inc. Stock Option Plan for Employees of Joint Ventures (the "Plan") and the Notice of Grant provided to each recipient of such stock options;

FURTHER RESOLVED, that approval is hereby granted to issue 60,975 non-qualified Ashland Inc. performance stock options to 10 individuals employed by MAP to purchase Ashland Common Stock, at an exercise price equal to the closing price on the New York Stock Exchange composite tape on September 19, 2002 (which price was subsequently determined to be $28.13 per share) under the terms set forth in the Plan and Notice of Grant provided to each recipient of such stock options;

FURTHER RESOLVED, that approval is hereby granted to issue 21,810 non-qualified Ashland Inc. restoration performance stock options to 11 individuals employed by MAP to purchase Ashland Common Stock, at an exercise price equal to the closing price on the New York Stock Exchange composite tape on September 19, 2002 (which price was subsequently determined to be $28.13 per share) under the terms set forth in the Plan and Notice of Grant provided to each recipient of such stock options;

FURTHER RESOLVED, that the Chairman of the Board, any Vice President, the Secretary, any Assistant Secretary of the Corporation or the Corporation's counsel (the "Authorized Officers") be, and each of them hereby is, acting singly, authorized to execute and file with the Securities and Exchange Commission (1) a Registration Statement on Form S-3 or any other appropriate form with respect to the Common Stock underlying the stock options to be granted pursuant to the foregoing resolutions and (2) such further amendments thereto as are necessary or desirable;

FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized to cause the Corporation to make application to the New York Stock Exchange and the Chicago Stock Exchange for the listing on such Exchanges, upon official notice of issuance of the Common Stock to be issued pursuant to the foregoing resolutions and to take all other action which in their judgment shall be necessary, proper or advisable to accomplish the foregoing;

FURTHER RESOLVED, that in connection with the stock option grants contemplated under the foregoing resolutions, there may be credited to the Corporation's capital account the sum of $1.00 for each share of Common Stock issued by the Corporation pursuant to an exercise of stock options and the granting and exercise of the stock options shall otherwise be handled on the books of the Corporation in accordance with the laws of the Commonwealth of Kentucky and generally accepted accounting principles; and

FURTHER RESOLVED, that the Authorized Officers be, and they hereby are, authorized to take all such further action and to execute all such further instruments and documents, in the name and on behalf of the Corporation, as shall be necessary, proper or advisable to accomplish the purposes of the foregoing resolutions.